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                                                                   EXHIBIT 10.4

                                                                   EXECUTED COPY

                              AGREEMENT AND WAIVER

     THIS AGREEMENT AND WAIVER is made, entered into and effective as of the 16th day of May, 2003, by and among Midway Games Inc. (the "CORPORATION"), Peconic Fund, Ltd., Smithfield Fiduciary LLC and Neil D. Nicastro (collectively, the "INVESTORS").

                               W I T N E S S E T H

     WHEREAS, the Investors own shares of the Corporation's Series B Convertible Preferred Stock, par value $0.01 per share (the "SERIES B PREFERRED STOCK") and/or warrants (the "SERIES B WARRANTS") to purchase shares of the Corporation's common stock, par value $0.01 per share (the "COMMON STOCK"), which were acquired by the Investors pursuant to the Securities Purchase Agreement, dated as of May 22, 2001, by and among the Corporation and the Investors;

     WHEREAS, on the date hereof the Corporation is entering into a securities purchase agreement pursuant to which the Corporation is issuing shares of its Series C Convertible Preferred Stock, par value $0.01 per share (the "SERIES C PREFERRED STOCK") and warrants to purchase shares of Common Stock (the "SERIES C WARRANTS");

     WHEREAS, Section 2 of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the "SERIES B CERTIFICATE OF DESIGNATION") and Section 8 of the Series B Warrants grant the Investors, under certain circumstances, anti-dilution rights which may be triggered by the issuance and sale of the Series C Preferred Stock and the Series C Warrants (collectively, the "ANTI-DILUTION RIGHTS");

     WHEREAS, the Investors desire to irrevocably waive the Anti-Dilution Rights set forth in the Series B Certificate of Designations and the Series B Warrants solely with respect to the issuance of Series C Preferred Stock and the Series C Warrants and the issuance of any shares of Common Stock issuable upon exercise or conversion thereof; and

     WHEREAS, as a condition to the closing of the Series C Transaction, the Corporation must redeem all outstanding shares of the Series B Preferred Stock for an amount per share of such Series B Preferred Stock equal to the Maturity Date Redemption Price (as such term is defined in the Series B Certificate of Designations).

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, the parties hereby agree as follows:

     1. WAIVER. The Investors agree to irrevocably waive the Anti-Dilution Rights set forth in the Series B Certificate of Designations and the Series B Warrants solely with respect to any such Anti-Dilution Rights that may be triggered by the issuance of the Series C Preferred Stock and the Series C Warrants and the issuance of any shares of Common Stock issuable upon exercise or conversion thereof.

     2. AGREEMENT. Concurrent with the closing of the Series C Transaction, the Company and the Investors agree to have any shares of Series B Preferred Stock owned by any Investor redeemed by the Corporation at the Maturity Date Redemption Price.

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                                                                   EXECUTED COPY

     3. MISCELLANEOUS. This Waiver may be executed in any number of counterparts, each of which shall be an original and all of which shall be deemed one and the same instrument. This Waiver shall be governed by the laws of the State of New York, without regard to its rules of conflicts of laws.

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                                                                   EXECUTED COPY

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement and Waiver as of the day and year first above written.


                                MIDWAY GAMES INC.

                                By: /s/ David F. Zucker
                                   --------------------------
                                Name: David F. Zucker
                                Title: President and Chief Executive Officer


                                PECONIC FUND, LTD.

                                By: Ramius Capital Group, LLC
                                Its: Investment Adviser


                                By: /s/ Andrew M. Strober
                                   --------------------------
                                Name: Andrew M. Strober
                                Title: Chief Financial Officer


                                SMITHFIELD FIDUCIARY LLC

                                By: /s/ Adam J. Chill
                                   --------------------------
                                Name: Adam J. Chill
                                Title: Authorized Signatory


                                 /s/ Neil D. Nicastro
                                -----------------------------
                                Neil D. Nicastro